                                                                    EXHIBIT 99.1

                Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of Greif Bros. Corporation (the "Company") on Form 10-K for the annual period ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael J. Gasser, the chief executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 24, 2003                            /s/ Michael J. Gasser
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                                                   Michael J. Gasser
                                                   Chairman and Chief Executive
                                                   Officer